STATE OF NORTH CAROLINA
                                LEASE AGREEMENT
  COUNTY OF GUILFORD



       THIS LEASE AGREEMENT made and entered into  this 2nd day of March, 1987,

  by and between NCNB NATIONAL BANK OF NORTH CAROLINA, Trustee under the Unifi,

  Inc. Profit  Sharing Plan  and Trust,  hereinafter called  "Lessor"; WACHOVIA

  BANK & TRUST COMPANY,  N.A., hereinafter called "Independent  Fiduciary"; and

  UNIFI, INC., a New York corporation, hereinafter called "Lessee";

                             WITNESSETH:

           THAT FOR  and  in  consideration  of  the covenants  and  agreements hereinafter set out, to be kept  and performed by Lessee,  Lessor has demised and leased, and does hereby demise and lease, to Lessee for the term and upon the conditions  hereinafter set  out, the  following described  real property situated in Guilford County, North Carolina, to wit:

       BEGINNING at a tack located in the center line of Friendly Road, said tack being situate North 79 degrees 00 minutes 50 seconds East 278.75 feet along said centerline from a tack marking the northwest corner of Lot No. 2 as shown on the survey and recorded plat to which reference is hereinafter made; runs thence from said beginning point along the center line of Friendly Road North 79 degrees 00 minutes 50 seconds East 658.72 feet to a tack located in the center line of Friendly Road, said tack being situate North 79 degrees 00 minutes 50 seconds West 62.48 feet from the northwest corner of property now or formerly belonging to W. A. Stern; runs thence South 05 degrees 13 minutes 30 seconds West 775.88 feet to an iron pipe, said iron pipe marking a control corner with Lot No. 3; runs thence South 79 degrees 00 minutes 50 seconds West 445.22 feet to an iron pipe, said iron pipe marking a control corner with Lot No. 3; runs thence North 10 degrees 44 minutes 50 seconds West 745.00 feet to the point and place of BEGINNING. The same being all of Lot No. 1 according to that survey entitled "Survey for Hiltin Company", dated August 4, 1972 and prepared by Marvin L. Borum and Associates, Registered Engineers, of Greensboro, North Carolina. For reference see plat of property of Tri-City Terminals Inc. recorded in the Office of the Register of Deeds of Guilford County, North Carolina in Plat Book 43 at Page 53.

  The above-described property is hereinafter referred to as "premises."

        TO  HAVE AND  TO HOLD  said described property  and the  privileges and appurtenances thereto belonging to  Lessee, its successors and  assigns, upon the following terms and conditions:

         1.  TERM.  The  original term of this  Lease shall be for  a period of five (5) years, beginning on the  13th day of March, 1987  and, unless sooner

  terminated  as  herein  provided,  shall  continue   until  midnight  on  the

  expiration of five (5) full years.

         2.  RENTAL:   The  rental consideration  to be paid  by the  Lessee to

  Independent Fiduciary in  monthly installments in  advance without  notice or demand, for the original term of this Lease shall be paid as follows:

       (a)     The sum  of $18,171.00 shall be due and payable  on the 13th day of March, 1987, and a like  amount of $18,171.00 shall be due  and payable on the 13th day of each calendar month thereafter, to and including the 13th day of February, 1990; and

       (b)     The sum  of $21,131.58 shall be due and payable  on the 13th day of March, 1990, and a like  amount of $21,131.58 shall be due  and payable on the 13th day of each calendar month thereafter, to and including the 13th day of February, 1992.

       3.     OPTIONS FOR TWO EXTENSIONS WITH RENT ADJUSTMENTS:

       (a)     Initial Extension Option.   Provided this Lease is in full force

  and effect, Lessee shall have the right to extend the term  of this Lease for the demised premises at  the end of  the original five  (5) year term,  for a first renewal term of five (5) years, provided Lessee  shall notify Lessor in writing no later than 180 days  prior to the expiration of  the original term

  of this Lease  (to wit:   the  13th day  of September,  1991) that  Lessee is

  exercising its right to extend the Lease.  Notwithstanding the foregoing, any such extension shall be subject to the approval of the Independent Fiduciary.

       (b)     Second Extension Option.  If (i) Lessee shall have exercised its option for the  initial renewal  term pursuant to  the provisions  of Section

  (a), and (ii) if this Lease  shall be in full force and  effect, Lessee shall have the right to extend the term of this Lease for a  second renewal term of five (5) years, commencing on the day following the expiration of the initial renewal term, provided Lessee  shall notify Lessor  in writing no  later than

  180 days prior to  the expiration of the  initial renewal term (to  wit:  the

  13th day of September,  1996) that Lessee is  exercising its right  to extend

  the Lease.    Notwithstanding  the foregoing,  any  such  extension shall  be subject to the approval of the Independent Fiduciary.

       (c)     Renewal Rent Determination.  If the Lessee exercises the initial extension option, the rental consideration for each month  of the first three

  (3) years of such extension will  be the Fair Market Rental  Value (which for the purposes of this Lease Agreement is the net operating income increased by the deduction, if any, taken for vacancy, hereinafter  referred to as "FMRV")

  as determined  by an  MAI appraisal  for  the first  year  of such  extension divided by twelve (12),  and the rental consideration  for each month  of the remaining two (2) years of such extension shall be the  FMRV as determined by an MAI appraisal for the fourth year of said extended  term divided by twelve

  (12).

          If  the Lessee  exercises  the second  extension  option, the  rental consideration for each month of the  first three (3) years  of such extension will be the FMRV as determined by an MAI appraisal for the first year of such extension divided by twelve (12), and the rental consideration for each month of the  remaining two  (2)  years of  such  extension shall  be  the FMRV  as determined by an  MAI appraisal  for the  fourth year  of said  extended term divided by twelve (12).

        The  Lessee shall, at  its cost,  deliver to the  Lessor no  later than

  August 13, 1991,  or prior to  August 2, 1991,  an MAI appraisal  made within twenty (20) days prior to the  date of delivery determining the  FMRV for the first three (3) years of the first renewal term and for the last two years of the first renewal term.  The Lessee shall, at its cost, deliver to the Lessor no later than August 13, 1996,  or prior to August 2, 1996,  an MAI appraisal made within twenty (20)  days prior to the  date of delivery  determining the

  FMRV for the first  three (3) years  of the second  renewal term and  for the last two (2) years  of the second renewal  term.  The FMRV  shall be computed under the  same  formula  used  in  arriving at  the  net  operating  income,

  increased by the  amount of  deduction taken  for vacancy,  set forth  in the appraisal report (date of value estimate,  May 28, 1995, and  updated on June

  24, 1986) prepared by John McCracken  and Associates, Inc.  In  the event the

  Lessee does  not agree  with the  FMRV for  the initial  or second  extension options as determined by the MAI appraisal, the parties agree that the actual

  FMRV for  such  extensions  shall  be  determined by  arbitration  under  the provisions of Paragraph 21 of this Lease.

       The rental  consideration to be paid for both  the initial extended term and the second extended term  shall be paid in  monthly installments (rounded off to  the nearest  dollar) in  advance in  the same  manner as  provided in

  Paragraph 2 with reference to the payment of the rental consideration for the original term of this Lease.

       4.     Use.   Lessee shall use the said property in  a careful manner in

  connection with  the  normal  operation of  its  business.   No  unlawful  or

  offensive use shall be  made of the property.   Lessee agrees to  comply with

  all laws, ordinances and governmental regulations relating to the use of said property.

        5.       Maintenance and  Repairs.  Lessee  shall, at its  own expense,

  maintain the  building and  demised premises  in good  condition and  repair,

  including, but not limited  to, the foundation, exterior  walls, plate glass,

  roof, heating equipment,  air conditioning  equipment, plumbing,  interior of building,  electrical  system,  and  pavement  and  landscaping  around  said

  building, subject  to ordinary  wear and  tear.   Repairs,  as  used in  this

  paragraph, do not mean replacement of such capital  improvements as the roof,

  heating and air conditioning equipment or other major  items which might wear

  out in their ordinary  use during the term  of this Lease.   The Lessee shall

  indemnify the Lessor against any mechanic  lien or other liens  rising out of the making  of any  alterations, repairs,  additions or  improvements to  the premises by the Lessee.

        The  Lessor shall, at  its expense, make  all capital  improvements, as opposed to repairs,  to the  roof, heating  and air-conditioning  system, and other major items  in order  to keep the  same in  good repair  and operating condition during the original term and any extended term of  this Lease.  The parties agree that  the cost  of each capital  improvement will  be amortized over the  life of  said  improvement, hereinafter  sometimes  referred to  as

  "annual amortized cost", and the Lessee  shall, while it is  in possession of the premises, during the life of such improvement pay  to the Lessor annually on the  anniversary date  of the  completion of  such capital  improvement an

  amount equal to the  annual amortized cost.   By way  of illustration:   If a

  capital improvement  which has  a life  expectancy of  twenty (20)  years and costs $20,000.00, the annual  amortized cost would  be $1,000.00, and  if the improvement was  completed on  March 1,  1989, the  Lessee would  pay to  the

  Lessor on  March 1,  1990 and  on the  1st day  of March  each calendar  year thereafter while  the  Lessee  is  in  possession of  the  premises,  to  and

  including the 1st day  of March, 1990, the  sum of $1,000.00.   Lessee has no

  obligation to reimburse Lessor for  any sums expended in  making said capital improvements that have not been paid prior to the termination of this Lease.

       6.      Insurance.   Fire insurance and extended coverage  on the leased

  premises shall be the responsibility of the Lessee and the amount of coverage

  shall be  the  full insurable  value  of the  leased  premises.   The  policy

  proceeds shall be payable to the  Lessor to the extent of  the full insurable value of the leased  premises.  Lessee will  at all times during  the term of this Lease,  at its  own expense,  maintain  and keep  in force  a policy  of general public liability insurance against claims  for personal injury, death or property damage occurring  in, on, or about  the lease premises, or  on or about the streets,  sidewalks or  premises adjacent  to the  leased premises,

  with the Lessor as  named insured as its  interests may appear.   The minimum

  limits of  such general  public  liability insurance  shall  be Five  Hundred

  Thousand and No/100 ($500,000.00)  Dollars for injury  (or death) to  any one person, and One Million and  No/100 ($1,000,000.00) for injury  (or death) to more than  one person  in any  one accident  or occurrence,  and One  Hundred

  Thousand and No/100 ($100,000.00) Dollars in respect to property damage.

        7.       Damage by Casualty.   If the  building located on  the demised

  premises shall be damaged by fire  or other casualty covered  by the extended coverage provision of a standard fire insurance policy,


       (a) Lessor shall repair such damage as soon as it is reasonably possible to do so unless either Lessor or Lessee shall elect to terminate this Lease under the provisions of subparagraph (b) or (c) of this Paragraph 7 in the event the provisions thereof are applicable to such damage;

       (b) If the cost of such repairs shall exceed fifty percent (50%) of the reasonable replacement cost of said building immediately prior to the occurrence of such damage, Lessor and Lessee shall each have an option to terminate this Lease by giving to the other written notice of its election to do so within thirty (30) days after the date such damage occurs, such termination to be effective as of the date such damage occurred;

       (c) If the extent of the damage is such that the same cannot, with reasonable diligence, be repaired within ninety (90) days or within the number of days equal to one-fourth the unexpired portion of the term, whichever shall be less, after the date such damage occurs, Lessor and Lessee shall each have an option to terminate this Lease by giving to the other written notice of its election to do so within thirty (30) days after the date such damage occurs, such termination to be effective as of the date such damage occurred; and

       (d) If this Lease is not terminated under the provisions of subparagraph (b) or (c) of this Paragraph 7, the rent provided for in Paragraph 2 and 3 hereof shall be reduced proportionately with the diminution of the usefulness of the demised premises for the period between the date such damage occurs and the date such damage is repaired.

         8.        Taxes.   During  the  term of  this Lease,  Lessee shall  be

  responsible for  all property  taxes  and similar  assessments  which may  be assessed or levied  upon or  in respect of  the real  estate subject  to this

  Lease.  Lessee shall furnish to Lessor within thirty  (30) days following the end of each calendar year a statement that such taxes have been paid.  Lessee shall be responsible for all property  taxes which may be  assessed or levied upon in respect of  all personal property  located upon the  leased premises,

  which belong to  Lessee.  The  property taxes in  respect of the  real estate subject to this Lease  for the last calendar  year of the term  of this Lease will be prorated on a per diem basis.

       9.     Utilities.  Lessee will  pay all utility bills connected with the leased premises during the term of this Lease, including, but not limited to,

  utility bills  for heating,  air  conditioning and  lighting  of the  demised premises, electricity, telephone, water, sewage, and garbage disposal.

        10.       Janitorial  Service.   Lessee shall furnish,  or cause  to be

  furnished, at Lessee's expense, janitorial services that will keep the leased premises in a reasonable state of cleanliness for the business being operated therein.

        11.      Default.   The happening of any  one or more of  the following

  listed events  (hereinafter referred  to singularly  as  "Event of  Default")

  shall constitute a  breach of  this Lease  Agreement on  the part  of Lessee,

  namely:

            (a) The filing by, on behalf of, or against Lessee of any petition of pleading to declare Lessee a bankrupt, voluntary or involuntary, under any bankruptcy law or act.

            (b) The appointment by any court or under any law of a receiver, trustee, or other custodian of the property, assets, or business of Lessee.

            (c) The assignment by Lessee of all or any part of its property or assets for the benefit of creditors.

            (d) The failure of Lessee to pay any rent payable under this Lease Agreement.

            (e) The failure of Lessee to perform fully and promptly any act required of it in the performance of this Lease or otherwise to comply with any term or provision thereof.

       Upon the happening of any event of  default and the failure of Lessee to cure or remove  the same within  thirty (30) days,  except in default  in the payment of  rent which  shall be  ten (10)  days, after  written notice  from

  Lessor to do  so, Lessor, at  its election, may  terminate this Lease  or may terminate Lessee's right to possession or  occupancy only without terminating this Lease by written notice to Lessee.

       Upon termination  of this Lease, whether by lapse  of time or otherwise,

  or upon any termination of Lessee's  right to possession or  occupancy of the premises without  terminating  this Lease,  Lessee  shall promptly  surrender possession of  and vacate  the  premises and  deliver  possession thereof  to

  Lessor, and Lessee  hereby grants to  Lessor full and  free license  to enter into and upon the premises in  such event and with or without  process of law to repossess the premises  and to expel or  remove Lessee and any  others who may be occupying the premises and  to remove therefrom any  and all property,

  using for such purpose such force as may be necessary without being guilty of or liable for trespass, eviction,  or forcible entry or  detainer and without relinquishing Lessor's  right to  rent or  any  other right  given to  Lessor hereunder or by operation of law.

       If Lessor shall elect to terminate Lessee's  right to possession only as above provided,  without terminating  this Lease,  Lessee shall  nevertheless remain obligated to  pay the rent  herein reserved for  the full  term hereof except to the extent of any credit against said rent which Lessee is entitled by law to receive for the reasonable rental value of said premises or for any rents received  by Lessor  upon a  re-letting of  said premises  as agent  of

  Lessee, but in the name of Lessor, or for any other credit to which Lessee is entitled by law.

       12.     Inspection.   At all reasonable times, the Independent Fiduciary

  and its authorized representatives may inspect the leased property.

        13.       Sublease.   It is  understood and agreed  that if  the Lessee

  sublets all or any part of  the premises or assigns this Lease,  it shall, in either event,  remain fully  liable to  Lessor for  full performance  of this

  Lease Agreement.

       14.      Alterations.   Lessee, at its own expense,  may make reasonable

  alterations to the  improvements located upon  the leased premises,  with the prior written consent of Lessor, which will not be unreasonably withheld.

        15.      Property of  Lessee.  All of  the equipment or  other property installed in or attached  to the premises by  Lessee shall be and  remain the property of the Lessee and may  be removed by the Lessee  upon the expiration of the lease period.

       16.     Eminent Domain.   In the event that any  portion of the premises

  shall be taken by any public  authority under the power of  eminent domain or like power, which taking  shall have significant  effect on the  operation of the business conducted by the Lessee, this Lease  Agreement may be terminated at the  option  of  the Lessee  within  sixty  days  of  the earlier  of  the following:

       (a) Specific written notice from Lessor to Lessee advising of the proposed taking and giving all pertinent details with regard thereto; or

       (b) Service of process upon Lessee in a suit of condemnation.

        Failure of Lessee  to exercise its  option of cancellation  within such sixty (60) days period shall constitute  a forfeiture by Lessee  of its right

  to termination.   Damages awarded  by the  condemning authority  shall belong solely to Lessor.

         In  making the  determination  as to  whether such  taking shall  have significant effect  on the  operation of  the business  conducted by  Lessee,

  Lessor and Lessee shall discuss such and both will apply reasonable judgment.

   If Lessor and Lessee are unable to agree, then the matter will be determined by three (3)  persons who are  qualified to make  such determination,  one of which is selected  by Lessor,  one of which  is selected  by Lessee,  and the other which is selected by the  first two.  The determination  by these three

  (3) people will be binding upon Lessor and Lessee.

       17.     Warranty of Quiet Enjoyment.  Lessor covenants that its has full power and  lawful authority  to execute  this Lease  Agreement and  that upon compliance by Lessee with the terms and provisions  hereof, Lessee shall have enjoyment of the premises during the term hereof.

       18.      NOTICE:  Any notice provided herein  shall be deemed sufficient to have been duly served if the same shall be in  writing and mailed, postage prepaid, until another address is furnished, addressed as follows:

            Lessor                    Lessee

       Wachovia Bank & Trust          Unifi, Inc.
       Company, N.A., Independent     P. O. Box 19109
       Fiduciary                    Greensboro, NC  27419-9109
       Trust Department
       Winston-Salem, NC  27150
       AND
       NCNB National Bank of
       North Carolina, Trustee
       Trust Department
       Charlotte, NC  28255

       19.     Holding Over.  In the  event the Lessee remains in possession of the premises after the expiration of the original term without exercising the rights granted in Paragraph 3, the Lessee shall not  acquire any right, title

  or interest in  or to said  premises.   Lessee, as a  result of  such holding

  over, shall occupy the premises as  a tenant from month to  month with rental consideration as provided in Paragraph 2 or 3, and subject to all conditions,

  privileges and obligations set forth  in this Lease during  such holding over period and the Lessor or Lessee shall have the right  of canceling said month to month  tenancy by  giving the  other thirty  (30) days  written notice  to vacate.

       20.     Attorney Fees.  Upon the  occurrence of any events of default by the Lessee,  the Lessor  may employ  an attorney  to enforce  its rights  and remedies and the Lessee hereby agrees to pay to the Lessor the  sum of 15% of the outstanding rental owing  on this Lease or  15% of any recovery  for said

  Breach, whichever amount is the  larger as reasonable attorney  fees plus all other reasonable  expenses incurred  by the  Lessor in  enforcing any  of the

  Lessees' rights and remedies hereunder.

       21.     Arbitration.  Any controversy which may arise between the Lessor and Lessee regarding the rights, duties, liabilities and FMRV for the initial

  and  second  extension  options  will  be  settled   by  arbitration.    Such

  arbitration shall be before three (3) disinterested arbitrators, one named by the Lessor,  one named  by the  Lessee, and  one named  by the  two (2)  thus

  chosen.    The  arbitrators   shall  determine  the  controversy   and  their

  determination shall be binding upon both parties.  Each  party shall pay one-

  half of the costs of such arbitration.

       22.      Interpretation.   The provisions of this  Lease Agreement shall

  constitute the entire  agreement between  the parties.   All  singular nouns,

  pronouns shall  include plural  and all  masculine nouns  and pronouns  shall include the feminine and neuter.  This Lease Agreement  shall be construed in accordance with the laws of the State of North Carolina.  If any provision of this Lease Agreement shall be determined to be void, such determination shall not affect any other provision hereof, and all  other provisions shall remain in full force and effect.  This Lease Agreement shall inure to the benefit of and be binding upon  the parties hereto, their  successors, heirs, executors,

  administrators and assigns.

       23.     Memorandum of Lease.  A  Memorandum of Lease will be executed by the parties  hereto in  a form  appropriate for  recordation upon  the public records.  The Memorandum of Lease shall include such provisions of this Lease

  Agreement as may reasonably  be requested by  either party hereto,  but shall not include the amount of rental payments hereunder.

       The NCNB National Bank of North Carolina,  as Trustee, the Wachovia Bank

  & Trust Company, N.A., as Independent Fiduciary, and Unifi, Inc. entered into an Independent  Fiduciary Agreement  on the  3rd day  of September,  1986, as

  amended, under which the legal title to the premises would be in the Trustee,

  with  the   Independent  Fiduciary   having  the   exclusive  authority   and

  responsibility for the disposition, management and  control of said premises;

  that the  Independent  Fiduciary  negotiated  this  lease Agreement  and  has directed the Trustee  to enter  into this Lease  Agreement all  in accordance with the aforesaid Independent Fiduciary Agreement.

       IN WITNESS WHEREOF, the parties hereto have  caused these presents to be signed and attested and the corporate seals attached  by the proper officials of the respective parties hereto, the day and year first above written.


                                TRUSTEE OF THE UNIFI, INC.
                                PROFIT SHARING PLAN AND TRUST

                                NCNB NATIONAL BANK OF NORTH CAROLINA

                                BY:    GLENDA G. STEEL
                                       Vice President
  ATTEST:

  ADA M. GASTON
  Assistant Secretary





                                INDEPENDENT FIDUCIARY UNDER THE
                                UNIFI, INC. PROFIT SHARING PLAN
                                AND TRUST

                                WACHOVIA BANK & TRUST COMPANY, N.A.


                     BY: JOE O. LONG
                                   Vice President
  ATTEST:

  NANCY P. BLEDSOE
  Assistant Secretary



                               UNIFI, INC.








                     BY:  ROBERT A. WARD
                                    Executive Vice-President
  ATTEST:

  C. CLIFFORD FRAZIER, JR.
       Secretary


  STATE OF NORTH CAROLINA

  COUNTY OF MECKLENBURG

       I, MARTHA N. LEE, a Notary Public of said County and State, do hereby certify that ADA M. GASTON, personally came before me this day and acknowledged that she is the Assistant Secretary of the NCNB NATIONAL BANK OF NORTH CAROLINA, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal, and attested by her as its Assistant Secretary.

       Witness my hand and notarial seal this the 4th day of March, 1987.

                                           MARTHA N. LEE
                                            Notary Public

  My Commission Expires:

        2-27-91






  STATE OF NORTH CAROLINA

  COUNTY OF FORSYTH

       I, BONNIE D. BINDER, a Notary Public of said County and State, do hereby certify that NANCY P. BLEDSOE, personally came before me this day and acknowledged that she is the Assistant Secretary of the WACHOVIA BANK & TRUST COMPANY, N.A., and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal, and attested by her as its Assistant Secretary.

       Witness my hand and notarial seal this the 2nd day of March, 1987.

                                       BONNIE D. BINDER
                                         Notary Public

  My Commission Expires:







       12-10-90



  STATE OF NORTH CAROLINA

  COUNTY OF GUILFORD

       I, GRETCHEN WEST (THOMPSON), a Notary Public of said County and State, do hereby certify that C. CLIFFORD FRAZIER, JR., personally came before me this day and acknowledged that he is the Secretary of UNIFI, INC., and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Executive Vice President, sealed with its corporate seal, and attested by him as its Secretary.

       Witness my hand and notarial seal this the 6th day of March, 1987.

                                       GRETCHEN WEST (THOMPSON)
                                            Notary Public

  My Commission Expires:

       10-12-87